UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: February 28 or 29

Date of reporting period: February 29, 2020

Brian D. Bullard

AMCAP Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

AMCAP Fund®

Annual report for the year ended February 29, 2020

We take a disciplined,
long-term approach
to investing in
growth companies

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

AMCAP Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2020 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–12.61%	4.82%	9.55%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.69% for Class A shares as of the prospectus dated May 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

26	Board of trustees and other officers

Fellow investors:

The U.S. stock market advanced during the fiscal year ended February 29, 2020, even as geopolitical concerns continued to add to market volatility. Heightened political risk also weighed on sentiment and led to increased volatility. After raising interest rates in 2018, the Federal Reserve held steady in 2019 before finally cutting rates last summer for the first time since 2008. Since then, the Fed has made four additional rate cuts, including two emergency cuts totaling 1.5 points in the wake of the coronavirus impact to the market and economy.

During the 12-month period, AMCAP Fund had a total return of 7.03% versus a 8.19% total return for the unmanaged Standard & Poor’s 500 Composite Index — a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

Over its 53-year lifetime, AMCAP has had an average annual total return of 11.40%, exceeding the 9.96% return for the S&P 500. For the past 10 years, the fund has had an average annual total return of 12.24%, slightly lagging the 12.65% return for the S&P 500.

Investment results analysis

The fund’s investments in the industrials sector contributed to returns, including aerospace companies such as TransDigm Group. Shares of the company, which provides aircraft components for commercial and military aircraft, gained 28.50% amid robust sales in both its commercial and defense divisions. TransDigm Group continues to benefit from strong pricing power in the aerospace industry and the company is especially well-positioned to benefit from the long-term structural changes taking

Results at a glance

For periods ended February 29, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 5/1/67)

AMCAP Fund (Class A shares)	7.03%	8.49%	12.24%	11.40%
Standard & Poor’s 500 Composite Index*	8.19	9.23	12.65	9.96

*	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

AMCAP Fund	1

place in the industry, including rising global air travel and improving fuel efficiency. Elsewhere, we added to shares of Old Dominion Freight Line, which gained 28.54%, as the small-freight trucking company continues to expand its industry market share.

Several information technology companies also contributed to returns, led by financial technology group Fidelity National Information Services (FIS). Shares rose 35.45% after payments processor Worldpay agreed to a cash-and-stock takeover by the company, valuing Worldpay at around $43 billion. The payments space continues to experience strong growth, and companies such as FIS that are positioned to take advantage of technological innovations in the sector should benefit from consolidation. Mastercard, another holding in the payments space, rose 29.13% amid market share gains as one of the major firms enabling transactions all over the world.

Investments in the health care sector were mixed, with AbbVie gaining 8.17% after the drug company agreed to acquire Botox-maker Allergan in a $63 billion deal and continued to launch new products. But shares of BioMarin Pharmaceutical fell 3.10% amid pipeline uncertainty and increasing scrutiny around drug pricing as we enter the presidential election cycle. Illumina was hampered by short-term execution problems and declined 15.06%, but we believe the company is well-positioned in the growing field of gene sequencing and that it is expanding that field through its own innovation. For example, Illumina has been working with Chinese officials to develop a treatment for the coronavirus disease (COVID-19).

The fund’s energy holdings detracted from returns as oil prices pulled back due to concerns about slowing global growth, overshadowing geopolitical tensions in the Middle East. Shares of EOG Resources fell 32.70% and those of Concho Resources declined 38.16%. While we continue to believe that both companies are well placed in the oil-and-gas sector, the entire industry continues to be pressured by oversupply and increasing macro concerns.

The fund’s cash position held back returns during the strong market. Cash declined to 8.2% from 9.6% (including other short-term securities) at the beginning of the period as some portfolio managers added to positions. In this environment of market volatility, some portfolio managers are finding pockets of investment opportunity; however, overall cash levels continue to reflect a more cautious approach.

Looking ahead

The fundamentals of the U.S. economy were generally stable over the past year: the unemployment rate was low, real wages were gradually increasing and consumer spending was slowly on the rise. However, the spread of the coronavirus outside of China to a broad swath of countries in Asia, Europe and the Americas is fueling a broad re-examination of global economic growth assumptions. Even with the emergency measures taken by the Fed, we believe the global economy is headed for a significant slowdown at least in the first half of the year.

The depth and severity of any downturn will depend on how officials in the U.S. and other major economies respond, both to the spread of the virus and its economic ramifications. Among the world’s largest economies, we believe the U.S. remains the most resilient. The economy had been growing above trend with a solid labor market and industrial sector activity was

2	AMCAP Fund

starting to pick up as the U.S. reached a détente in the trade war with China.

But news of the continued spread of the coronavirus — and the recent plunge in oil prices — has sent stocks into bear market territory, and bond yields have reached unprecedented lows. While the coronavirus represents a new challenge, there is nothing new about market volatility. Markets have survived viral outbreaks in the past and we believe that looking past the current environment and staying the course can benefit our shareholders over the long term.

As such, we continue with our consistent and diligent approach to growth investing, just as we have for the past 50-plus years. While the market doesn’t like uncertainty, we believe our bottom-up approach of focusing on fundamentals and investing in quality companies with sustainable competitive advantages will serve our investors well in a volatile environment, just as it has during previous periods of uncertainty and volatility.

AMCAP invests primarily in U.S. companies that have demonstrated solid historical growth and characteristics that we believe are likely to support above-average growth in the future. Our focus on the fundamental growth drivers and the inherent worth of companies is critical to helping us identify investments that we believe represent the best value over the long term. We thank you for your continued support of these efforts.

Cordially,

Barry Crosthwaite
Co-President

James Terrile
Co-President

April 9, 2020

For current information about the fund, visit capitalgroup.com.

AMCAP Fund	3

The value of a long-term perspective

$3,000,000
1,000,000
600,000
300,000
100,000
60,000
30,000
10,000
7,000
Year ended
February 28 or 29
1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989

Average annual total returns based on a $1,000 investment
(for periods ended February 29, 2020)*

	1 year	5 years	10 years	Lifetime (since 5/1/67)
Class A shares	0.88%	7.21%	11.58%	11.27%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

4	AMCAP Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in AMCAP Fund grew over the past 50 years from February 28, 1970, to February 29, 2020. As you can see, the investment grew to $2,244,526 with all distributions reinvested.

AMCAP Fund	5

Summary investment portfolio February 29, 2020

Industry sector diversification	Percent of net assets

Common stocks 91.82%	Shares	Value (000)
Health care 21.47%
Abbott Laboratories	24,691,154	$1,901,960
UnitedHealth Group Inc.	6,822,054	1,739,351
Thermo Fisher Scientific Inc.	3,637,852	1,057,887
BioMarin Pharmaceutical Inc.[1,2]	10,624,447	960,131
Gilead Sciences, Inc.	12,760,813	885,090
Amgen Inc.	4,241,750	847,205
Humana Inc.	2,557,067	817,443
PerkinElmer, Inc.[1]	6,466,234	558,941
IQVIA Holdings Inc.[2]	3,451,078	481,391
Centene Corp.[2]	8,521,163	451,792
Edwards Lifesciences Corp.[2]	2,129,418	436,190
Eli Lilly and Co.	3,412,545	430,424
AbbVie Inc.	4,899,358	419,924
Stryker Corp.	1,890,251	360,263
Other securities		2,567,520
		13,915,512

Information technology 21.09%
Microsoft Corp.	12,581,114	2,038,266
Broadcom Inc.	4,791,980	1,306,390
Mastercard Inc., Class A	3,631,190	1,053,953
ASML Holding NV3	3,296,851	913,105
Autodesk, Inc.[2]	4,292,953	819,439
FleetCor Technologies, Inc.[2]	2,793,169	742,396
Intel Corp.	8,426,542	467,842
Fidelity National Information Services, Inc.	3,254,374	454,701
Micron Technology, Inc.[2]	8,188,959	430,412
Ceridian HCM Holding Inc.[2]	6,038,497	427,103
Adobe Inc.[2]	1,175,686	405,753
Accenture PLC, Class A	2,096,961	378,690
Other securities		4,232,203
		13,670,253

Communication services 13.81%
Netflix, Inc.[2]	6,435,588	2,374,925
Alphabet Inc., Class C2	732,783	981,438
Alphabet Inc., Class A2	684,097	916,177
Facebook, Inc., Class A2	9,808,238	1,887,792
Activision Blizzard, Inc.	15,207,128	883,990
Tencent Holdings Ltd.[3]	13,977,318	689,437
Charter Communications, Inc., Class A2	1,035,623	510,738
Other securities		708,577
		8,953,074

6	AMCAP Fund

	Shares	Value (000)
Industrials 10.83%
TransDigm Group Inc.	2,017,556	$1,125,413
Old Dominion Freight Line, Inc.[1]	4,905,717	950,728
CSX Corp.	10,578,673	745,268
General Dynamics Corp.	4,319,845	689,836
Northrop Grumman Corp.	1,486,303	488,756
Equifax Inc.	2,540,905	360,910
Other securities		2,658,821
		7,019,732

Consumer discretionary 8.61%
Amazon.com, Inc.[2]	664,602	1,251,944
Alibaba Group Holding Ltd. (ADR)[2]	3,251,231	676,256
Alibaba Group Holding Ltd.[2,3]	1,014,200	26,391
Marriott International, Inc., Class A	4,835,959	599,659
NIKE, Inc., Class B	5,224,119	466,932
Booking Holdings Inc.[2]	245,707	416,636
Hilton Worldwide Holdings Inc.	3,984,017	387,246
Other securities		1,757,668
		5,582,732

Financials 4.81%
First Republic Bank	5,244,689	527,458
Aon PLC, Class A	2,201,612	457,935
S&P Global Inc.	1,490,140	396,243
Other securities		1,739,451
		3,121,087

Energy 4.52%
EOG Resources, Inc.	19,344,356	1,223,724
Concho Resources Inc.[1]	10,180,111	692,451
Diamondback Energy, Inc.	6,333,781	392,695
Other securities		620,719
		2,929,589

Consumer staples 3.86%
Costco Wholesale Corp.	2,270,958	638,457
Constellation Brands, Inc., Class A	3,100,384	534,444
Other securities		1,330,997
		2,503,898

Real estate 1.53%
American Tower Corp. REIT	1,741,028	394,865
Other securities		599,119
		993,984

Other 1.29%
Other securities		838,514

Total common stocks (cost: $40,658,562,000)		59,528,375

Short-term securities 8.01%
Money market investments 8.01%
Capital Group Central Cash Fund 1.63%[1,4]	51,911,222	5,191,122

Total short-term securities (cost: $5,184,280,000)		5,191,122
Total investment securities 99.83% (cost: $45,842,842,000)		64,719,497
Other assets less liabilities 0.17%		108,744

Net assets 100.00%		$64,828,241

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

AMCAP Fund	7

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended February 29, 2020, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 2/29/2020 (000)
Common stocks 5.32%
Health care 2.79%
BioMarin Pharmaceutical Inc.[2]	10,177,000	2,346,500	1,899,053	10,624,447	$(12,713)	$4,815	$—	$960,131
PerkinElmer, Inc.	7,191,234	555,705	1,280,705	6,466,234	17,652	(70,126)	1,789	558,941
Integra LifeSciences Holdings Corp.[2]	5,995,967	—	441,485	5,554,482	(6,214)	(13,804)	—	289,389
								1,808,461
Information technology 0.00%
Trimble Inc.[2,5]	14,536,673	1,184,532	12,914,224	2,806,981	189,917	(191,030)	—	—
Industrials 1.46%
Old Dominion Freight Line, Inc.	3,954,714	1,166,726	215,723	4,905,717	7,124	197,180	3,031	950,728
Middleby Corp.[2,5]	2,905,507	500,000	1,840,206	1,565,301	(30,574)	(14,832)	—	—
								950,728
Consumer discretionary 0.00%
Texas Roadhouse, Inc.[5]	3,875,000	—	3,875,000	—	170,945	(203,499)	3,525	—
Williams-Sonoma, Inc.[5]	5,036,664	—	1,509,987	3,526,677	25,026	4,855	7,934	—
								—
Energy 1.07%
Concho Resources Inc.	7,862,000	2,790,832	472,721	10,180,111	(31,152)	(359,187)	5,583	692,451
Materials 0.00%
Valvoline Inc.[5]	15,053,100	—	10,273,378	4,779,722	(27,144)	53,294	5,268	—
Short-term securities 8.01%
Money market investments 8.01%
Capital Group Central Cash Fund 1.63%[4]	—	131,484,874	79,573,652	51,911,222	(9,801)	6,842	120,219	5,191,122
Total 13.33%					$293,066	$(585,492)	$147,349	$8,642,762

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,364,647,000, which represented 5.19% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Rate represents the seven-day yield at 2/29/2020.
[5]	Unaffiliated issuer at 2/29/2020.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

8	AMCAP Fund

Financial statements

Statement of assets and liabilities
at February 29, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $37,810,885)	$56,076,735
Affiliated issuers (cost: $8,031,957)	8,642,762	$64,719,497
Cash		975
Receivables for:
Sales of investments	439,398
Sales of fund’s shares	84,529
Dividends	54,765
Other	1,176	579,868
		65,300,340
Liabilities:
Payables for:
Purchases of investments	257,159
Repurchases of fund’s shares	173,934
Investment advisory services	16,714
Services provided by related parties	13,012
Trustees’ deferred compensation	1,831
Other	9,449	472,099
Net assets at February 29, 2020		$64,828,241

Net assets consist of:
Capital paid in on shares of beneficial interest		$44,805,835
Total distributable earnings		20,022,406
Net assets at February 29, 2020		$64,828,241

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,064,461 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$30,634,790	973,336		$31.47
Class C	1,299,278	47,854		27.15
Class T	11	—	*	31.50
Class F-1	1,331,514	42,703		31.18
Class F-2	7,553,701	238,182		31.71
Class F-3	3,966,921	125,812		31.53
Class 529-A	1,891,416	60,862		31.08
Class 529-C	219,826	8,050		27.31
Class 529-E	78,478	2,604		30.14
Class 529-T	13	—	*	31.49
Class 529-F-1	151,129	4,818		31.37
Class R-1	68,461	2,444		28.01
Class R-2	605,379	21,616		28.01
Class R-2E	67,035	2,160		31.04
Class R-3	990,227	32,627		30.35
Class R-4	906,436	29,078		31.17
Class R-5E	76,642	2,432		31.52
Class R-5	571,651	17,875		31.98
Class R-6	14,415,333	452,008		31.89

*	Amount less than one thousand.

See notes to financial statements.

AMCAP Fund	9

Statement of operations
for the year ended February 29, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,558; also includes $147,349 from affiliates)	$914,680
Interest	7,082	$921,762
Fees and expenses*:
Investment advisory services	201,000
Distribution services	118,137
Transfer agent services	51,184
Administrative services	20,587
Reports to shareholders	1,896
Registration statement and prospectus	1,593
Trustees’ compensation	900
Auditing and legal	148
Custodian	715
Other	1,678	397,838
Net investment income		523,924

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,629):
Unaffiliated issuers	3,600,269
Affiliated issuers	293,066
Currency transactions	(1,368)	3,891,967
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $8,925):
Unaffiliated issuers	895,787
Affiliated issuers	(585,492)
Currency translations	127	310,422
Net realized gain and unrealized appreciation		4,202,389
Net increase in net assets resulting from operations		$4,726,313

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended February 29, 2020	Year ended February 28, 2019
Operations:
Net investment income	$523,924	$459,342
Net realized gain	3,891,967	4,415,955
Net unrealized appreciation (depreciation)	310,422	(2,702,279)
Net increase in net assets resulting from operations	4,726,313	2,173,018

Distributions paid to shareholders	(3,402,053)	(5,948,794)

Net capital share transactions	(1,275,135)	5,024,665

Total increase in net assets	49,125	1,248,889

Net assets:
Beginning of year	64,779,116	63,530,227
End of year	$64,828,241	$64,779,116

See notes to financial statements.

10	AMCAP Fund

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

AMCAP Fund	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

12	AMCAP Fund

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 29, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$13,835,631	$79,881	$—	$13,915,512
Information technology	12,386,177	1,284,076	—	13,670,253
Communication services	8,189,369	763,705	—	8,953,074
Industrials	6,750,987	268,745	—	7,019,732
Consumer discretionary	5,323,323	259,409	—	5,582,732
Financials	2,584,789	536,298	—	3,121,087
Energy	2,929,589	—	—	2,929,589
Consumer staples	2,331,365	172,533	—	2,503,898
Real estate	993,984	—	—	993,984
Other	838,514	—	—	838,514
Short-term securities	5,191,122	—	—	5,191,122
Total	$61,354,850	$3,364,647	$—	$64,719,497

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

AMCAP Fund	13

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended February 29, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 29, 2020, the fund reclassified $198,163,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

14	AMCAP Fund

As of February 29, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,187,555
Gross unrealized appreciation on investments	20,912,171
Gross unrealized depreciation on investments	(2,067,739)
Net unrealized appreciation on investments	18,844,432
Cost of investments	45,875,065

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended February 29, 2020						Year ended February 28, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$167,748		$1,394,275		$1,562,023		$163,712		$2,605,159	$2,768,871
Class C	—		70,449		70,449		—		145,517	145,517
Class T	—	*	—	*	—	*	—	*	1	1
Class F-1	6,587		64,814		71,401		7,425		156,214	163,639
Class F-2	55,745		345,782		401,527		51,409		601,056	652,465
Class F-3	32,635		179,285		211,920		27,490		295,296	322,786
Class 529-A	9,661		87,108		96,769		8,940		163,115	172,055
Class 529-C	—		11,851		11,851		—		25,498	25,498
Class 529-E	276		3,767		4,043		258		7,404	7,662
Class 529-T	—	*	1		1		—	*	1	1
Class 529-F-1	1,057		6,804		7,861		965		11,700	12,665
Class R-1	—		3,837		3,837		—		9,036	9,036
Class R-2	—		31,411		31,411		—		60,653	60,653
Class R-2E	112		3,078		3,190		121		5,037	5,158
Class R-3	2,661		48,758		51,419		2,895		109,882	112,777
Class R-4	4,849		45,775		50,624		5,685		108,829	114,514
Class R-5E	436		2,544		2,980		138		1,405	1,543
Class R-5	5,516		34,247		39,763		7,879		93,892	101,771
Class R-6	120,128		660,856		780,984		107,084		1,165,098	1,272,182
Total	$407,411		$2,994,642		$3,402,053		$384,001		$5,564,793	$5,948,794

*	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.280% on such assets in excess of $55 billion. On March 7, 2019, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2019, decreasing the annual rate to 0.277% on daily net assets in excess of $71 billion. For the year ended February 29, 2020, the investment advisory services fee was $201,000,000, which was equivalent to an annualized rate of 0.297% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets

AMCAP Fund	15

to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of February 29, 2020, unreimbursed expenses subject to reimbursement totaled $1,467,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

16	AMCAP Fund

For the year ended February 29, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$78,639	$30,840		$ 7,387		Not applicable
Class C	14,125	1,396		524		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,837	1,980		572		Not applicable
Class F-2	Not applicable	8,724		2,841		Not applicable
Class F-3	Not applicable	246		1,439		Not applicable
Class 529-A	4,477	1,713		711		$1,260
Class 529-C	2,338	215		89		156
Class 529-E	404	37		30		53
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	133		55		99
Class R-1	827	88		31		Not applicable
Class R-2	4,773	2,241		233		Not applicable
Class R-2E	408	140		25		Not applicable
Class R-3	5,555	1,723		410		Not applicable
Class R-4	2,754	1,125		407		Not applicable
Class R-5E	Not applicable	74		18		Not applicable
Class R-5	Not applicable	445		325		Not applicable
Class R-6	Not applicable	64		5,490		Not applicable
Total class-specific expenses	$118,137	$51,184		$20,587		$1,568

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $900,000 in the fund’s statement of operations reflects $425,000 in current fees (either paid in cash or deferred) and a net increase of $475,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended February 29, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $584,669,000 and $1,091,754,000, respectively, which generated $56,044,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended February 29, 2020.

AMCAP Fund	17

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended February 29, 2020

Class A	$2,237,044	69,093	$1,537,266	46,377		$(3,944,952)	(121,405)	$(170,642)	(5,935)
Class C	147,881	5,279	69,907	2,443		(389,037)	(13,892)	(171,249)	(6,170)
Class T	—	—	—	—		—	—	—	—
Class F-1	150,135	4,712	69,754	2,127		(557,741)	(17,422)	(337,852)	(10,583)
Class F-2	1,763,949	54,151	388,528	11,633		(2,172,332)	(66,291)	(19,855)	(507)
Class F-3	1,088,897	33,590	209,842	6,318		(911,177)	(27,889)	387,562	12,019
Class 529-A	192,418	5,998	96,740	2,956		(308,256)	(9,600)	(19,098)	(646)
Class 529-C	25,203	891	11,848	411		(69,560)	(2,457)	(32,509)	(1,155)
Class 529-E	7,645	247	4,041	127		(14,774)	(475)	(3,088)	(101)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	25,023	770	7,861	238		(28,304)	(871)	4,580	137
Class R-1	8,723	303	3,827	130		(35,382)	(1,220)	(22,832)	(787)
Class R-2	134,489	4,640	31,384	1,063		(191,650)	(6,611)	(25,777)	(908)
Class R-2E	19,847	620	3,190	98		(17,805)	(560)	5,232	158
Class R-3	201,185	6,408	51,337	1,607		(443,318)	(14,173)	(190,796)	(6,158)
Class R-4	161,212	5,029	50,586	1,542		(470,201)	(14,450)	(258,403)	(7,879)
Class R-5E	60,248	1,850	2,979	90		(17,071)	(523)	46,156	1,417
Class R-5	82,824	2,542	39,750	1,183		(622,676)	(18,796)	(500,102)	(15,071)
Class R-6	2,075,266	63,926	780,668	23,249		(2,822,397)	(85,014)	33,537	2,161
Total net increase (decrease)	$8,381,989	260,049	$3,359,509	101,592		$(13,016,633)	(401,649)	$(1,275,135)	(40,008)

Year ended February 28, 2019

Class A	$2,970,961	91,991	$2,725,877	94,378		$(3,864,791)	(120,333)	$1,832,047	66,036
Class C	247,487	8,669	144,207	5,693		(355,415)	(12,553)	36,279	1,809
Class T	—	—	—	—		—	—	—	—
Class F-1	262,694	8,097	159,936	5,537		(854,851)	(26,312)	(432,221)	(12,678)
Class F-2	2,843,286	87,046	632,680	21,888		(1,719,420)	(53,827)	1,756,546	55,107
Class F-3	990,751	30,529	320,102	11,112		(709,605)	(22,158)	601,248	19,483
Class 529-A	217,154	6,794	171,904	6,016		(264,328)	(8,259)	124,730	4,551
Class 529-C	33,924	1,185	25,406	996		(68,417)	(2,395)	(9,087)	(214)
Class 529-E	11,204	360	7,637	275		(16,830)	(544)	2,011	91
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	47,237	1,449	12,635	442		(22,808)	(715)	37,064	1,176
Class R-1	11,988	407	8,984	343		(33,287)	(1,125)	(12,315)	(375)
Class R-2	157,911	5,389	60,569	2,322		(184,505)	(6,368)	33,975	1,343
Class R-2E	21,736	675	5,158	181		(8,481)	(272)	18,413	584
Class R-3	268,849	8,575	112,674	4,014		(467,935)	(15,026)	(86,412)	(2,437)
Class R-4	227,986	7,064	114,469	3,977		(548,753)	(17,081)	(206,298)	(6,040)
Class R-5E	28,174	905	1,541	55		(4,612)	(143)	25,103	817
Class R-5	157,759	4,764	101,720	3,464		(511,736)	(15,692)	(252,257)	(7,464)
Class R-6	2,540,357	78,062	1,271,006	43,558		(2,255,525)	(66,788)	1,555,838	54,832
Total net increase (decrease)	$11,039,458	341,961	$5,876,506	204,251		$(11,891,299)	(369,591)	$5,024,665	176,621

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $16,471,141,000 and $19,753,287,000, respectively, during the year ended February 29, 2020.

18	AMCAP Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
2/29/2020	$30.87	$.22	$2.03	$2.25	$(.18)	$(1.47)	$(1.65)	$31.47	7.03%	$30,635		.68%		.68%		.69%
2/28/2019	33.07	.21	.63	.84	(.18)	(2.86)	(3.04)	30.87	3.35	30,234		.66		.66		.65
2/28/2018	28.82	.18	5.76	5.94	(.13)	(1.56)	(1.69)	33.07	21.10	30,196		.67		.67		.58
2/28/2017	24.47	.16	5.23	5.39	(.12)	(.92)	(1.04)	28.82	22.38	27,269		.68		.68		.59
2/29/2016	29.03	.10	(2.36)	(2.26)	—	(2.30)	(2.30)	24.47	(8.34)	23,786		.67		.67		.38
Class C:
2/29/2020	26.88	(.02)	1.76	1.74	—	(1.47)	(1.47)	27.15	6.21	1,299		1.43		1.43		(.07)
2/28/2019	29.23	(.04)	.55	.51	—	(2.86)	(2.86)	26.88	2.56	1,452		1.45		1.45		(.14)
2/28/2018	25.74	(.06)	5.11	5.05	—	(1.56)	(1.56)	29.23	20.13	1,526		1.47		1.47		(.22)
2/28/2017	22.02	(.05)	4.69	4.64	—	(.92)	(.92)	25.74	21.42	1,503		1.49		1.49		(.22)
2/29/2016	26.57	(.11)	(2.14)	(2.25)	—	(2.30)	(2.30)	22.02	(9.10)	1,386		1.48		1.48		(.44)
Class T:
2/29/2020	30.88	.30	2.03	2.33	(.24)	(1.47)	(1.71)	31.50	7.29 [5]	—	[6]	.44	[5]	.44	[5]	.92 [5]
2/28/2019	33.07	.28	.63	.91	(.24)	(2.86)	(3.10)	30.88	3.59 [5]	—	[6]	.45	[5]	.45	[5]	.86 [5]
2/28/2018[7,8]	28.79	.23	5.80	6.03	(.19)	(1.56)	(1.75)	33.07	21.46 [5,9]	—	[6]	.45	[5,10]	.45	[5,10]	.81 [5,10]
Class F-1:
2/29/2020	30.59	.21	2.00	2.21	(.15)	(1.47)	(1.62)	31.18	6.98	1,332		.72		.72		.65
2/28/2019	32.78	.19	.62	.81	(.14)	(2.86)	(3.00)	30.59	3.29	1,630		.73		.73		.58
2/28/2018	28.58	.16	5.71	5.87	(.11)	(1.56)	(1.67)	32.78	21.02	2,162		.74		.74		.52
2/28/2017	24.27	.14	5.19	5.33	(.10)	(.92)	(1.02)	28.58	22.31	2,303		.75		.75		.53
2/29/2016	28.83	.09	(2.35)	(2.26)	—	(2.30)	(2.30)	24.27	(8.40)	2,448		.73		.73		.31
Class F-2:
2/29/2020	31.08	.30	2.04	2.34	(.24)	(1.47)	(1.71)	31.71	7.26	7,554		.45		.45		.91
2/28/2019	33.27	.28	.63	.91	(.24)	(2.86)	(3.10)	31.08	3.56	7,419		.47		.47		.85
2/28/2018	28.98	.24	5.79	6.03	(.18)	(1.56)	(1.74)	33.27	21.31	6,107		.47		.47		.79
2/28/2017	24.60	.22	5.26	5.48	(.18)	(.92)	(1.10)	28.98	22.66	6,251		.48		.48		.79
2/29/2016	29.11	.16	(2.37)	(2.21)	—	(2.30)	(2.30)	24.60	(8.14)	3,593		.47		.47		.57
Class F-3:
2/29/2020	30.90	.33	2.04	2.37	(.27)	(1.47)	(1.74)	31.53	7.39	3,967		.35		.35		1.01
2/28/2019	33.09	.31	.62	.93	(.26)	(2.86)	(3.12)	30.90	3.68	3,517		.36		.36		.95
2/28/2018	28.83	.27	5.76	6.03	(.21)	(1.56)	(1.77)	33.09	21.44	3,121		.37		.37		.85
2/28/2017[7,11]	28.36	.02	.45	.47	—	—	—	28.83	1.66 [9]	3		.03	[9]	.03	[9]	.09 [9]
Class 529-A:
2/29/2020	30.51	.20	2.00	2.20	(.16)	(1.47)	(1.63)	31.08	6.97	1,891		.72		.72		.64
2/28/2019	32.71	.18	.64	.82	(.16)	(2.86)	(3.02)	30.51	3.31	1,876		.74		.74		.57
2/28/2018	28.54	.15	5.70	5.85	(.12)	(1.56)	(1.68)	32.71	20.99	1,863		.74		.74		.51
2/28/2017	24.24	.13	5.19	5.32	(.10)	(.92)	(1.02)	28.54	22.31	1,528		.77		.77		.50
2/29/2016	28.81	.08	(2.35)	(2.27)	—	(2.30)	(2.30)	24.24	(8.44)	1,264		.77		.77		.28

See end of table for footnotes.

AMCAP Fund	19

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
2/29/2020	$27.03	$(.03)	$1.78	$1.75	$—	$(1.47)	$(1.47)	$27.31	6.21%	$220		1.47%		1.47%		(.10)%
2/28/2019	29.39	(.05)	.55	.50	—	(2.86)	(2.86)	27.03	2.51	249		1.49		1.49		(.17)
2/28/2018	25.89	(.07)	5.13	5.06	—	(1.56)	(1.56)	29.39	20.05	277		1.52		1.52		(.26)
2/28/2017	22.15	(.07)	4.73	4.66	—	(.92)	(.92)	25.89	21.39	345		1.54		1.54		(.27)
2/29/2016	26.73	(.13)	(2.15)	(2.28)	—	(2.30)	(2.30)	22.15	(9.16)	301		1.55		1.55		(.50)
Class 529-E:
2/29/2020	29.65	.13	1.94	2.07	(.11)	(1.47)	(1.58)	30.14	6.72	79		.95		.95		.42
2/28/2019	31.89	.11	.61	.72	(.10)	(2.86)	(2.96)	29.65	3.06	80		.97		.97		.35
2/28/2018	27.87	.08	5.56	5.64	(.06)	(1.56)	(1.62)	31.89	20.73	83		.97		.97		.28
2/28/2017	23.70	.07	5.06	5.13	(.04)	(.92)	(.96)	27.87	22.01	73		.99		.99		.28
2/29/2016	28.28	.01	(2.29)	(2.28)	—	(2.30)	(2.30)	23.70	(8.64)	62		1.00		1.00		.04
Class 529-T:
2/29/2020	30.88	.29	2.02	2.31	(.23)	(1.47)	(1.70)	31.49	7.22 [5]	—	[6]	.48	[5]	.48	[5]	.88 [5]
2/28/2019	33.06	.26	.64	.90	(.22)	(2.86)	(3.08)	30.88	3.57 [5]	—	[6]	.50	[5]	.50	[5]	.81 [5]
2/28/2018[7,8]	28.79	.21	5.80	6.01	(.18)	(1.56)	(1.74)	33.06	21.36 [5,9]	—	[6]	.52	[5,10]	.52	[5,10]	.74 [5,10]
Class 529-F-1:
2/29/2020	30.76	.28	2.03	2.31	(.23)	(1.47)	(1.70)	31.37	7.24	151		.49		.49		.87
2/28/2019	32.96	.26	.63	.89	(.23)	(2.86)	(3.09)	30.76	3.53	144		.51		.51		.80
2/28/2018	28.74	.22	5.73	5.95	(.17)	(1.56)	(1.73)	32.96	21.25	116		.52		.52		.73
2/28/2017	24.40	.19	5.23	5.42	(.16)	(.92)	(1.08)	28.74	22.54	94		.55		.55		.72
2/29/2016	28.92	.13	(2.35)	(2.22)	—	(2.30)	(2.30)	24.40	(8.23)	76		.56		.56		.49
Class R-1:
2/29/2020	27.69	(.02)	1.81	1.79	—	(1.47)	(1.47)	28.01	6.21	68		1.45		1.45		(.08)
2/28/2019	30.03	(.04)	.56	.52	—	(2.86)	(2.86)	27.69	2.52	90		1.46		1.46		(.14)
2/28/2018	26.41	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.03	20.11	108		1.46		1.46		(.21)
2/28/2017	22.56	(.05)	4.82	4.77	—	(.92)	(.92)	26.41	21.49	103		1.47		1.47		(.20)
2/29/2016	27.16	(.11)	(2.19)	(2.30)	—	(2.30)	(2.30)	22.56	(9.08)	102		1.47		1.47		(.42)
Class R-2:
2/29/2020	27.69	(.02)	1.81	1.79	—	(1.47)	(1.47)	28.01	6.21	605		1.44		1.44		(.08)
2/28/2019	30.02	(.04)	.57	.53	—	(2.86)	(2.86)	27.69	2.56	624		1.45		1.45		(.14)
2/28/2018	26.40	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.02	20.12	636		1.46		1.46		(.21)
2/28/2017	22.56	(.05)	4.81	4.76	—	(.92)	(.92)	26.40	21.45	590		1.46		1.46		(.19)
2/29/2016	27.14	(.10)	(2.18)	(2.28)	—	(2.30)	(2.30)	22.56	(9.02)	517		1.44		1.44		(.39)
Class R-2E:
2/29/2020	30.50	.07	1.99	2.06	(.05)	(1.47)	(1.52)	31.04	6.53	67		1.15		1.15		.22
2/28/2019	32.73	.05	.65	.70	(.07)	(2.86)	(2.93)	30.50	2.89	61		1.16		1.16		.16
2/28/2018	28.61	.03	5.69	5.72	(.04)	(1.56)	(1.60)	32.73	20.47	46		1.16		1.16		.08
2/28/2017	24.38	.03	5.21	5.24	(.09)	(.92)	(1.01)	28.61	21.86	22		1.16		1.16		.11
2/29/2016	29.04	.06	(2.42)	(2.36)	—	(2.30)	(2.30)	24.38	(8.69)	3		1.04		1.04		.24

20	AMCAP Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-3:
2/29/2020	$29.83	$.12	$1.95	$2.07	$(.08)	$(1.47)	$(1.55)	$30.35	6.69%	$990		1.00%		1.00%		.37%
2/28/2019	32.06	.10	.61	.71	(.08)	(2.86)	(2.94)	29.83	2.99	1,157		1.01		1.01		.30
2/28/2018	28.01	.07	5.59	5.66	(.05)	(1.56)	(1.61)	32.06	20.67	1,321		1.01		1.01		.24
2/28/2017	23.81	.07	5.08	5.15	(.03)	(.92)	(.95)	28.01	21.99	1,232		1.02		1.02		.25
2/29/2016	28.40	.01	(2.30)	(2.29)	—	(2.30)	(2.30)	23.81	(8.64)	1,093		1.02		1.02		.03
Class R-4:
2/29/2020	30.58	.22	2.00	2.22	(.16)	(1.47)	(1.63)	31.17	7.00	906		.69		.69		.67
2/28/2019	32.77	.20	.62	.82	(.15)	(2.86)	(3.01)	30.58	3.33	1,130		.71		.71		.61
2/28/2018	28.58	.16	5.71	5.87	(.12)	(1.56)	(1.68)	32.77	21.03	1,409		.71		.71		.54
2/28/2017	24.28	.15	5.18	5.33	(.11)	(.92)	(1.03)	28.58	22.33	1,238		.72		.72		.55
2/29/2016	28.83	.09	(2.34)	(2.25)	—	(2.30)	(2.30)	24.28	(8.36)	1,049		.71		.71		.33
Class R-5E:
2/29/2020	30.91	.27	2.05	2.32	(.24)	(1.47)	(1.71)	31.52	7.25	77		.48		.48		.84
2/28/2019	33.11	.27	.63	.90	(.24)	(2.86)	(3.10)	30.91	3.56	31		.50		.50		.83
2/28/2018	28.85	.25	5.74	5.99	(.17)	(1.56)	(1.73)	33.11	21.31	7		.47		.47		.78
2/28/2017	24.48	.20	5.24	5.44	(.15)	(.92)	(1.07)	28.85	22.54	—	[6]	.60		.51		.76
2/29/2016[7,12]	27.89	.04	(2.11)	(2.07)	—	(1.34)	(1.34)	24.48	(7.62)[9]	—	[6]	.15	[9]	.15	[9]	.17	[9]
Class R-5:
2/29/2020	31.32	.32	2.06	2.38	(.25)	(1.47)	(1.72)	31.98	7.33	572		.39		.39		.98
2/28/2019	33.49	.30	.64	.94	(.25)	(2.86)	(3.11)	31.32	3.64	1,032		.41		.41		.91
2/28/2018	29.16	.26	5.83	6.09	(.20)	(1.56)	(1.76)	33.49	21.38	1,353		.41		.41		.84
2/28/2017	24.74	.23	5.30	5.53	(.19)	(.92)	(1.11)	29.16	22.74	1,339		.41		.41		.86
2/29/2016	29.25	.18	(2.39)	(2.21)	—	(2.30)	(2.30)	24.74	(8.10)	1,214		.42		.42		.63
Class R-6:
2/29/2020	31.24	.34	2.05	2.39	(.27)	(1.47)	(1.74)	31.89	7.38	14,415		.34		.34		1.02
2/28/2019	33.41	.32	.63	.95	(.26)	(2.86)	(3.12)	31.24	3.70	14,053		.36		.36		.96
2/28/2018	29.09	.28	5.81	6.09	(.21)	(1.56)	(1.77)	33.41	21.45	13,199		.36		.36		.89
2/28/2017	24.69	.25	5.28	5.53	(.21)	(.92)	(1.13)	29.09	22.76	9,633		.36		.36		.90
2/29/2016	29.18	.19	(2.38)	(2.19)	—	(2.30)	(2.30)	24.69	(8.05)	7,033		.37		.37		.68

	Year ended February 28 or 29,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	27%	32%	27%	25%	31%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of the fund’s transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

AMCAP Fund	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary investment portfolio, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
April 9, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

22	AMCAP Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2019, through February 29, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AMCAP Fund	23

	Beginning account value 9/1/2019	Ending account value 2/29/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,038.67	$3.45	.68%
Class A – assumed 5% return	1,000.00	1,021.48	3.42	.68
Class C – actual return	1,000.00	1,034.80	7.18	1.42
Class C – assumed 5% return	1,000.00	1,017.80	7.12	1.42
Class T – actual return	1,000.00	1,040.26	2.18	.43
Class T – assumed 5% return	1,000.00	1,022.73	2.16	.43
Class F-1 – actual return	1,000.00	1,038.61	3.60	.71
Class F-1 – assumed 5% return	1,000.00	1,021.33	3.57	.71
Class F-2 – actual return	1,000.00	1,039.83	2.28	.45
Class F-2 – assumed 5% return	1,000.00	1,022.63	2.26	.45
Class F-3 – actual return	1,000.00	1,040.62	1.73	.34
Class F-3 – assumed 5% return	1,000.00	1,023.17	1.71	.34
Class 529-A – actual return	1,000.00	1,038.72	3.65	.72
Class 529-A – assumed 5% return	1,000.00	1,021.28	3.62	.72
Class 529-C – actual return	1,000.00	1,034.97	7.34	1.45
Class 529-C – assumed 5% return	1,000.00	1,017.65	7.27	1.45
Class 529-E – actual return	1,000.00	1,037.51	4.76	.94
Class 529-E – assumed 5% return	1,000.00	1,020.19	4.72	.94
Class 529-T – actual return	1,000.00	1,039.93	2.38	.47
Class 529-T – assumed 5% return	1,000.00	1,022.53	2.36	.47
Class 529-F-1 – actual return	1,000.00	1,039.95	2.43	.48
Class 529-F-1 – assumed 5% return	1,000.00	1,022.48	2.41	.48
Class R-1 – actual return	1,000.00	1,034.86	7.29	1.44
Class R-1 – assumed 5% return	1,000.00	1,017.70	7.22	1.44
Class R-2 – actual return	1,000.00	1,034.86	7.34	1.45
Class R-2 – assumed 5% return	1,000.00	1,017.65	7.27	1.45
Class R-2E – actual return	1,000.00	1,036.74	5.77	1.14
Class R-2E – assumed 5% return	1,000.00	1,019.19	5.72	1.14
Class R-3 – actual return	1,000.00	1,037.09	5.01	.99
Class R-3 – assumed 5% return	1,000.00	1,019.94	4.97	.99
Class R-4 – actual return	1,000.00	1,038.77	3.50	.69
Class R-4 – assumed 5% return	1,000.00	1,021.43	3.47	.69
Class R-5E – actual return	1,000.00	1,039.88	2.43	.48
Class R-5E – assumed 5% return	1,000.00	1,022.48	2.41	.48
Class R-5 – actual return	1,000.00	1,040.47	1.93	.38
Class R-5 – assumed 5% return	1,000.00	1,022.97	1.91	.38
Class R-6 – actual return	1,000.00	1,040.54	1.67	.33
Class R-6 – assumed 5% return	1,000.00	1,023.22	1.66	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 29, 2020:

Long-term capital gains	$3,072,300,511
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$37,791,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

24	AMCAP Fund

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

AMCAP Fund	25

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	1998	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	17	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly- Clark de México, SAB de CV
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Kathy J. Williams, 1955	2019	Former Commissioner, Marin County Human Rights Commission; Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James Terrile, 1965 Co-President	2006	Partner – Capital Research Global Investors, Capital Research and Management Company	4	None
William L. Robbins, 1968	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

26	AMCAP Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Barry S. Crosthwaite, 1958 Co-President	2006	Partner – Capital International Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Claudia P. Huntington, 1952 Senior Vice President	1992-1994; 1996	Partner – Capital Research Global Investors, Capital Research and Management Company;
Partner – Capital Research Global Investors, Capital Bank and Trust Company;
		Director, The Capital Group Companies, Inc.[6]
Aidan O’Connell, 1968 Senior Vice President	2017	Partner – Capital Research Global Investors, Capital Research and Management Company
Eric S. Richter, 1960 Senior Vice President	2008	Partner – Capital Research Global Investors, Capital Research and Management Company
Lawrence R. Solomon, 1962 Senior Vice President	2019	Partner – Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board, President and Director, Capital Management Services, Inc.
Jessica C. Spaly, 1977 Senior Vice President	2015	Partner – Capital Research Global Investors, Capital Research and Management Company
Eric H. Stern, 1964 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company
Michael W. Stockton, 1967 Secretary	2013-2016; 2019	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Brian Bullard, 1969 Treasurer	2015	Senior Vice President – Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President – Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

AMCAP Fund	27

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

28	AMCAP Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

A complete February 29, 2020, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AMCAP

Registrant:

a) Audit Fees:
Audit	2019	94,000
	2020	94,000

b) Audit-Related Fees:
	2019	12,000
	2020	14,000

c) Tax Fees:
	2019	8,000
	2020	12,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,145,000
	2020	2,068,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2019	8,000
	2020	46,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	None
	2020	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,227,000 for fiscal year 2019 and $2,142,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®

Investment portfolio

February 29, 2020

Common stocks 91.82% Health care 21.47%	Shares	Value (000)
Abbott Laboratories	24,691,154	$1,901,960
UnitedHealth Group Inc.	6,822,054	1,739,351
Thermo Fisher Scientific Inc.	3,637,852	1,057,887
BioMarin Pharmaceutical Inc.1,2	10,624,447	960,131
Gilead Sciences, Inc.	12,760,813	885,090
Amgen Inc.	4,241,750	847,205
Humana Inc.	2,557,067	817,443
PerkinElmer, Inc.1	6,466,234	558,941
IQVIA Holdings Inc.2	3,451,078	481,391
Centene Corp.2	8,521,163	451,792
Edwards Lifesciences Corp.2	2,129,418	436,190
Eli Lilly and Co.	3,412,545	430,424
AbbVie Inc.	4,899,358	419,924
Stryker Corp.	1,890,251	360,263
Illumina, Inc.2	1,224,058	325,196
Insulet Corp.2	1,671,467	317,529
Integra LifeSciences Holdings Corp.1,2	5,554,482	289,389
West Pharmaceutical Services, Inc.	1,393,360	209,784
Zimmer Biomet Holdings, Inc.	1,410,097	191,985
Vertex Pharmaceuticals Inc.2	760,694	170,418
Anthem, Inc.	564,149	145,037
Cigna Corp.	699,149	127,902
Johnson & Johnson	849,773	114,278
Boston Scientific Corp.2	2,999,198	112,140
Danaher Corp.	746,301	107,900
PRA Health Sciences, Inc.2	1,127,000	106,163
LivaNova PLC2	1,399,626	97,582
Zoetis Inc., Class A	726,000	96,725
AstraZeneca PLC3	912,556	79,881
Merck & Co., Inc.	600,839	46,000
Molina Healthcare, Inc.2	241,624	29,611
		13,915,512
Information technology 21.09%
Microsoft Corp.	12,581,114	2,038,266
Broadcom Inc.	4,791,980	1,306,390
Mastercard Inc., Class A	3,631,190	1,053,953
ASML Holding NV3	3,296,851	913,105
Autodesk, Inc.2	4,292,953	819,439
FleetCor Technologies, Inc.2	2,793,169	742,396
Intel Corp.	8,426,542	467,842
Fidelity National Information Services, Inc.	3,254,374	454,701
Micron Technology, Inc.2	8,188,959	430,412
Ceridian HCM Holding Inc.2	6,038,497	427,103
Adobe Inc.2	1,175,686	405,753
Accenture PLC, Class A	2,096,961	378,690
ServiceNow, Inc.2	995,328	324,566

AMCAP Fund — Page 1 of 5

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Visa Inc., Class A	1,718,841	$312,417
PayPal Holdings, Inc.2	2,748,306	296,790
Applied Materials, Inc.	4,677,049	271,830
Qorvo, Inc.2	2,355,488	236,915
DocuSign, Inc.2	2,618,981	226,044
Fiserv, Inc.2	1,882,987	205,923
Amphenol Corp., Class A	2,128,381	195,130
NetApp, Inc.	3,751,104	175,252
Kingdee International Software Group Co. Ltd.3	119,446,000	154,167
Skyworks Solutions, Inc.	1,309,250	131,161
Atlassian Corp. PLC, Class A2	835,777	121,154
Apple Inc.	431,242	117,884
Samsung Electronics Co., Ltd.3	2,589,817	117,163
Fair Isaac Corp.2	297,421	111,839
Global Payments Inc.	606,138	111,511
Trimble Inc.2	2,806,981	110,820
Texas Instruments Inc.	931,136	106,280
SVMK Inc.2	5,788,753	105,529
Taiwan Semiconductor Manufacturing Co., Ltd.3	9,718,000	99,641
salesforce.com, inc.2	578,000	98,491
MongoDB, Inc., Class A2	630,559	96,160
TE Connectivity Ltd.	1,114,393	92,350
SS&C Technologies Holdings, Inc.	1,299,653	72,131
Lam Research Corp.	236,045	69,263
Zoom Video Communications, Inc., Class A2	500,585	52,561
CDK Global, Inc.	1,099,733	50,610
PTC, Inc.2	550,753	41,609
Workday, Inc., Class A2	217,300	37,647
RealPage, Inc.2	503,865	32,298
Intuit Inc.	109,971	29,236
QUALCOMM Inc.	288,723	22,607
HubSpot, Inc.2	29,114	5,224
		13,670,253
Communication services 13.81%
Netflix, Inc.2	6,435,588	2,374,925
Alphabet Inc., Class C2	732,783	981,438
Alphabet Inc., Class A2	684,097	916,177
Facebook, Inc., Class A2	9,808,238	1,887,792
Activision Blizzard, Inc.	15,207,128	883,990
Tencent Holdings Ltd.3	13,977,318	689,437
Charter Communications, Inc., Class A2	1,035,623	510,738
Comcast Corp., Class A	3,704,210	149,761
Electronic Arts Inc.2	1,433,797	145,344
Cable One, Inc.	84,178	132,414
ViacomCBS Inc., Class B	3,486,068	85,792
New York Times Co., Class A	1,999,466	74,900
JCDecaux SA3	3,199,145	74,268
Fox Corp., Class A	1,499,599	46,098
		8,953,074
Industrials 10.83%
TransDigm Group Inc.	2,017,556	1,125,413
Old Dominion Freight Line, Inc.1	4,905,717	950,728
CSX Corp.	10,578,673	745,268

AMCAP Fund — Page 2 of 5

Common stocks (continued) Industrials (continued)	Shares	Value (000)
General Dynamics Corp.	4,319,845	$689,836
Northrop Grumman Corp.	1,486,303	488,756
Equifax Inc.	2,540,905	360,910
Woodward, Inc	2,605,600	268,898
Fortive Corp.	3,554,767	245,848
L3Harris Technologies, Inc.	1,038,822	205,406
Stanley Black & Decker, Inc.	1,350,639	194,087
Waste Management, Inc.	1,749,532	193,866
Middleby Corp.2	1,565,301	175,016
Air Lease Corp., Class A	3,936,948	151,021
Masco Corp.	3,599,038	148,712
Airbus SE, non-registered shares3	1,216,331	148,665
Caterpillar Inc.	1,008,524	125,299
Boeing Co.	390,234	107,357
Safran SA3	771,147	107,132
Textron Inc.	2,299,386	93,355
Union Pacific Corp.	564,849	90,269
Waste Connections, Inc.	792,388	76,458
AMETEK, Inc.	850,000	73,100
Armstrong World Industries, Inc.	601,242	60,214
Westinghouse Air Brake Technologies Corp.	754,698	51,848
United Technologies Corp.	376,899	49,219
Boyd Group Services Inc.	210,512	32,935
Verisk Analytics, Inc.	169,455	26,284
Deere & Co.	133,464	20,884
NIBE Industrier AB, Class B3	800,000	12,948
		7,019,732
Consumer discretionary 8.61%
Amazon.com, Inc.2	664,602	1,251,944
Alibaba Group Holding Ltd. (ADR)2	3,251,231	676,256
Alibaba Group Holding Ltd.2,3	1,014,200	26,391
Marriott International, Inc., Class A	4,835,959	599,659
NIKE, Inc., Class B	5,224,119	466,932
Booking Holdings Inc.2	245,707	416,636
Hilton Worldwide Holdings Inc.	3,984,017	387,246
Ross Stores, Inc.	2,822,346	307,015
Williams-Sonoma, Inc.	3,526,677	220,029
Galaxy Entertainment Group Ltd.3	22,880,000	152,795
Wynn Resorts, Ltd.	1,281,657	138,393
NVR, Inc.2	34,591	126,851
Thor Industries, Inc.	1,649,755	124,408
Home Depot, Inc.	519,861	113,247
TJX Co., Inc.	1,799,519	107,611
CarMax, Inc.2	849,773	74,194
TopBuild Corp.2	661,069	66,768
Helen of Troy Ltd.2	399,893	65,822
MGM Resorts International	2,599,359	63,840
Signet Jewelers Ltd.	2,499,332	58,284
EssilorLuxottica3	417,775	57,583
Chipotle Mexican Grill, Inc.2	49,787	38,514
Industria de Diseño Textil, SA3	727,406	22,640
Las Vegas Sands Corp.	337,410	19,674
		5,582,732

AMCAP Fund — Page 3 of 5

Common stocks (continued) Financials 4.81%	Shares	Value (000)
First Republic Bank	5,244,689	$527,458
Aon PLC, Class A	2,201,612	457,935
S&P Global Inc.	1,490,140	396,243
JPMorgan Chase & Co.	2,353,844	273,305
Arch Capital Group Ltd.2	5,269,661	213,052
Kotak Mahindra Bank Ltd.3	9,330,769	211,554
CME Group Inc., Class A	804,724	159,995
SVB Financial Group2	718,579	149,580
Berkshire Hathaway Inc., Class B2	679,418	140,191
London Stock Exchange Group PLC3	1,334,180	130,503
Essent Group Ltd.	2,865,234	125,039
AIA Group Ltd.3	12,151,600	117,524
HDFC Bank Ltd.3	4,664,558	76,717
MSCI Inc.	201,258	59,460
The Blackstone Group Inc., Class A	650,726	35,035
Intercontinental Exchange, Inc.	308,218	27,499
Everest Re Group, Ltd.	80,670	19,997
		3,121,087
Energy 4.52%
EOG Resources, Inc.	19,344,356	1,223,724
Concho Resources Inc.1	10,180,111	692,451
Diamondback Energy, Inc.	6,333,781	392,695
Canadian Natural Resources, Ltd. (CAD denominated)	10,483,498	269,849
Halliburton Co.	7,627,961	129,370
Noble Energy, Inc.	7,270,461	115,091
Schlumberger Ltd.	2,945,213	79,786
SM Energy Co.	2,799,252	18,391
Southwestern Energy Co.2	5,797,151	8,232
		2,929,589
Consumer staples 3.86%
Costco Wholesale Corp.	2,270,958	638,457
Constellation Brands, Inc., Class A	3,100,384	534,444
Philip Morris International Inc.	4,338,240	355,172
Lamb Weston Holdings, Inc.	3,377,097	293,436
Herbalife Nutrition Ltd.2	7,148,758	231,334
Estée Lauder Co. Inc., Class A	727,085	133,493
L’Oréal SA, non-registered shares3	349,906	94,105
Walgreens Boots Alliance, Inc.	1,759,530	80,516
Reckitt Benckiser Group PLC3	831,978	61,412
Altria Group, Inc.	866,368	34,975
Church & Dwight Co., Inc.	424,886	29,538
Chocoladefabriken Lindt & Sprüngli AG3	196	17,016
		2,503,898
Real estate 1.53%
American Tower Corp. REIT	1,741,028	394,865
Equinix, Inc. REIT	522,115	299,068
SBA Communications Corp. REIT	758,350	201,031
Alexandria Real Estate Equities, Inc. REIT	465,400	70,685
Crown Castle International Corp. REIT	197,747	28,335
		993,984

AMCAP Fund — Page 4 of 5

Common stocks (continued) Materials 0.74%	Shares	Value (000)
Linde PLC	1,117,571	$213,467
Valvoline Inc.	4,779,722	93,204
Celanese Corp.	870,190	81,572
Air Products and Chemicals, Inc.	275,926	60,596
Sherwin-Williams Co.	59,284	30,635
		479,474
Utilities 0.55%
NextEra Energy, Inc.	1,420,477	359,040
Total common stocks (cost: $40,658,562,000)		59,528,375
Short-term securities 8.01% Money market investments 8.01%
Capital Group Central Cash Fund 1.63%1,4	51,911,222	5,191,122
Total short-term securities (cost: $5,184,280,000)		5,191,122
Total investment securities 99.83% (cost: $45,842,842,000)		64,719,497
Other assets less liabilities 0.17%		108,744
Net assets 100.00%		$64,828,241

1	Represents an affiliated company as defined under the Investment Company Act of 1940.
2	Security did not produce income during the last 12 months.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,364,647,000, which represented 5.19% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
4	Rate represents the seven-day yield at 2/29/2020.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-002-0420O-S73148	AMCAP Fund — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of AMCAP Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of AMCAP Fund (the “Fund”), as of February 29, 2020, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of February 29, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

April 9, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: April 30, 2020

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: April 30, 2020